RELIASTAR LIFE INSURANCE COMPANY

and its

Separate Account N

Voya Encore/Voya Encore Flex

Supplement dated as of December 31, 2020 to the Contract Prospectus dated April 30, 2012, as amended

The following information updates and amends certain information contained in your variable annuity Contract Prospectus dated April 30, 2012, as amended. Please read it carefully and keep it with your Contract Prospectus for future reference.

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IMPORTANT INFORMATION ABOUT THE PIONEER FUNDS

On January 1, 2021, the Amundi Pioneer Asset Management, Inc., investment adviser managing the Pioneer Funds will change its name to Amundi Asset Management US, Inc.  Accordingly, all references to “Amundi Pioneer Asset Management, Inc.” appearing in your contract prospectus will be deleted and replaced with “Amundi Asset Management US, Inc.”

X.ENCFL-20	Page 1 of 1	December 2020